SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2000

                        Capital Senior Living Corporation
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             (Exact name of registrant as specified in its charter)



      Delaware                          1-17445                75-2678809
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
           incorporation)                                  Identification No.)

14160 Dallas Parkway, Suite 300, Dallas, Texas                 75240
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (972) 770-5600


                                (Not Applicable)
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          (Former name or former address, if changed since last report)

         This Amendment (the "Amendment") to the Current Report on Form 8-K, dated August 15, 2000, and filed on August 30, 2000 (the "Form 8-K"), as amended by the Current Report on Form 8-K/A, dated October 30, 2000 (the "Form 8-K/A", together with the Form 8-K, the "Form 8-K, as amended") by Capital Senior Living Corporation (the "Company") is submitted to amend certain items of disclosure contained in the Form 8-K, as amended, relating to financial data, and the notes thereto, concerning the consummation of the merger of ILM Senior Living, Inc., a Virginia finite-life corporation ("ILM"), with and into Capital Senior Living ILM-A, Inc., a Delaware corporation and direct wholly-owned subsidiary of the Company ("CSLI"), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of October 19, 1999, as amended (the "Merger Agreement"), by and among the Company, CSLI (as assignee from another wholly-owned subsidiary of the Company) and ILM.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

         (a) Financial Statements of the Businesses Acquired. The reference in the Form 8-K, as amended, to "August 31, 2000" contained in the heading of the second column in the ILM unaudited Consolidated Balance Sheet is hereby amended to delete such reference in its entirety, and, in lieu thereof, substitute "August 31, 1999".

         (b) Pro Forma Financial Information. The reference in the Form 8-K, as amended, to "250 basis points" contained in Note 2 to the Notes to Pro Forma Consolidated Financial Statements of the Company and ILM in the description of the spread on the GMAC loans is hereby amended to delete such reference in its entirety, and, in lieu thereof, substitute "240 basis points".

         (c)      Exhibits.
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                    *10.1     Form of GMAC Loan  Agreement,  Promissory Note and
                              Exceptions to Nonrecourse Guaranty

                    *10.2 Newman Pool B Loan Agreement, Promissory Note and Guaranty

                    *10.3 Newman Pool C Loan Agreement, Promissory Note and Guaranty

                    *10.4     First Amendment to Triad II Partnership Agreement

                    *10.5     Second Modification to the Bank One Loan Agreement

                    *10.6 Assignment of Note, Liens and Other Loan Documents between Fleet National Bank and CSLI.

                    *99.1     Press Release, dated August 16, 2000

* Filed previously with the Current Report on Form 8-K of the Company, dated August 15, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 9, 2000.


                                     CAPITAL SENIOR LIVING CORPORATION

                                     By:   /s/ Ralph Beattie
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                                          Ralph Beattie
                                          Chief Financial Officer